Contact Kara Leiterman, Media Relations Manager M 920-370-7188 leitermank@schneider.com schneider.com/news For additional or story assistance, please contact Kara Leiterman, Media Relations Manager M 920-370-7188 leitermank@schneider.com Schneider’s Dedicated momentum continues to build with latest acquisition of Cowan Systems, LLC GREEN BAY, Wis. (November 25, 2024) – Schneider National, Inc. (NYSE: SNDR), a premier multimodal provider of transportation, intermodal and logistics services, announced today the company, through certain wholly owned subsidiaries, has entered into a definitive agreement to acquire Cowan Systems, LLC and affiliated entities (collectively, “Cowan Systems”), for a cash purchase price of approximately $390 million, subject to certain adjustments. The sale includes separate agreements to purchase certain real estate assets relating to Cowan Systems’ business for approximately $31 million in cash. Based in Baltimore, Md., Cowan Systems is primarily a dedicated contract carrier with a portfolio of complementary services including brokerage, drayage and warehousing. Cowan Systems’ Dedicated customers include leading producers of retail and consumer goods, food and beverage products, industrials, and building materials. The company operates approximately 1,800 trucks and 7,500 trailers across more than forty locations throughout the Eastern and Mid-Atlantic regions of the United States. Cowan Systems’ lightweight equipment enables customers to move more freight per shipment, saving transportation expenses and reducing emissions. The acquisition will further complement Schneider’s Dedicated organic growth success. Including Cowan Systems, Schneider will operate over 8,400 Dedicated tractors – approximately 70% of Schneider’s Truckload fleet – cementing its place as one of the largest dedicated providers in the transportation industry. “This acquisition aligns with Schneider’s long-term vision to have customer-centric Dedicated solutions as the cornerstone of its Truckload segment. By complementing our organic Dedicated growth success with transactions like this, we are broadening our presence to provide greater value to our customers and stakeholders,” said Schneider President and CEO Mark Rourke. “We look forward to collaborating with the talented team at Cowan Systems to drive our now shared mission forward.”

Contact Kara Leiterman, Media Relations Manager M 920-370-7188 leitermank@schneider.com schneider.com/news For additional or story assistance, please contact Kara Leiterman, Media Relations Manager M 920-370-7188 leitermank@schneider.com Cowan Systems, founded in 1924, has a history of consistent growth. Upon closing, Cowan Systems will operate as a wholly owned subsidiary of Schneider, continuing a successful trajectory with its associates and trusted brand. “My father started Cowan Systems more than 100 years ago, and with the expertise, passion and dedication of so many amazing employees along the way, it has grown in more ways than he could have ever imagined,” explained Chairman Joe Cowan. “When it was time for me to move to a new chapter in my life, I wanted to be sure the organization was in good hands, at a company with a similar culture and values, and that it would continue to grow. With Schneider I know our legacy will not just be preserved, but it will continue to thrive.” The acquisition is expected to be accretive to Schneider’s earnings per share within the first year, before consideration of anticipated synergies. The transaction is expected to close in fourth quarter 2024, subject to the satisfaction of certain customary closing conditions, and it will be financed through existing cash on hand as well as borrowings under Schneider’s new $400 million delayed draw term credit facility. Upon closing, Cowan Systems’ financial results will be reported in their corresponding Schneider Truckload and Logistics business segments. This transaction follows earlier acquisitions of Dedicated contract carriers Midwest Logistics Systems and M&M Transport Services, LLC, which are also wholly owned subsidiaries of Schneider. Scopelitis, Garvin, Light, Hanson & Feary served as Schneider’s legal advisor. Stifel Financial Corp. served as exclusive financial advisor to Cowan Systems, and Scudder Law Firm served as their legal advisor on the transaction. To learn more about the acquisition, go to investors.schneider.com. To learn more about Schneider, go to schneider.com. Forward-Looking Statements The information contained in this press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, which are intended to come within the safe harbor protection provided by such Act. These forward-looking statements reflect our current expectations, beliefs, plans, or forecasts with respect to, among

Contact Kara Leiterman, Media Relations Manager M 920-370-7188 leitermank@schneider.com schneider.com/news For additional or story assistance, please contact Kara Leiterman, Media Relations Manager M 920-370-7188 leitermank@schneider.com other things, future events and financial performance and trends in the business and industry. Forward-looking statements are often characterized by words or phrases such as “may,” “will,” “could,” “should,” “would,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “prospects,” “potential,” “forecast,” and other words, terms, and phrases of similar meaning and include statements regarding: (1) the timing of completion of the acquisition and the consummation of the acquisition, (2) the anticipated financing of the acquisition, (3) how Cowan Systems will be integrated into Schneider’s group structure and how Cowan Systems’ financial results will be reported in Schneider’s consolidated financial statements, (4) whether Cowan Systems will continue to operate as a wholly owned subsidiary of Schneider, (5) the expected trajectory, operations and results of the combined company (6) the expectation that the acquisition of Cowan Systems will be accretive to Schneider’s earnings per share within the first year and (7) the potential realization of synergies in connection with the acquisition. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks, and uncertainties. Such forward-looking statements are based on information presently available to the Company’s management and are current only as of the date made. Actual results could also differ materially from those anticipated as a result of a number of factors, including, but not limited to, (1) the risks that the transaction may not be completed in a timely manner or at all, (2) the risk that using debt to finance, in part, the acquisition will increase Schneider's indebtedness, (3) the risk that the operations of Schneider and Cowan Systems will not be integrated successfully, (4) the risk that the combined business will not achieve the anticipated revenue and synergies or other expected benefits and (5) those discussed in Part I, Item 1A, “Risk Factors,” of our Annual Report on Form 10-K filed on February 23, 2024, as such may be amended or supplemented in Part II, Item 1A, “Risk Factors,” of subsequently filed Quarterly Reports on Form 10-Q, as well as those discussed in the consolidated financial statements, related notes, and other information appearing elsewhere in the aforementioned reports and other filings with the SEC. We do not intend, and undertake no obligation, to update any of our forward-looking statements after the date of this press release to reflect actual results or future events or circumstances. Given these risks and

Contact Kara Leiterman, Media Relations Manager M 920-370-7188 leitermank@schneider.com schneider.com/news For additional or story assistance, please contact Kara Leiterman, Media Relations Manager M 920-370-7188 leitermank@schneider.com uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. About Schneider Schneider is a premier provider of transportation, intermodal and logistics services. Offering one of the broadest portfolios in the industry, Schneider’s solutions include Regional and Long-Haul Truckload, Expedited, Dedicated, Bulk, Intermodal, Brokerage, Warehousing, Supply Chain Management, Port Logistics and Logistics Consulting. Schneider has been safely delivering superior customer experiences and investing in innovation for almost 90 years. The company’s digital marketplace, Schneider FreightPower®, is revolutionizing the industry giving shippers access to an expanded, highly flexible capacity network and provides carriers with unmatched access to quality drop-and-hook freight – Always Delivering, Always Ahead. For more information about Schneider, visit Schneider.com or follow the company socially on Facebook, LinkedIn and X: @WeAreSchneider. Source: Schneider SNDR -END-